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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 13, 2003

                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


             Nevada                                             65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)



                               5720 South Arville
                                    Suite 114
                             Las Vegas, Nevada 89118
               (Address of Principal Executive Office) (Zip Code)

                                  702-220-6581
                (Registrant's Executive Office Telephone Number)

                             AMERICABILIA.COM, INC.

          (Former name or former address, if changed since last report)

This 8-K amends the previously filed reports on Form 8-K dated October 9, 2002 and November 6, 2002 as to Item 8.

ITEM 8. CHANGE IN FISCAL YEAR

On January 13, 2003, the Registrant determined to change its fiscal year from a fiscal year ending on September 30 to a fiscal year ending on December 31. The Registrant had previously disclosed on its Form 8-K, filed on October 9, 2002, and an amendment thereto, filed on November 6, 2002, that it had changed its fiscal year from December 31 to September 30. However, after the recent acquisition of Lazer-Tek Designs, Inc. and Lazer-Tek Designs, Ltd., both of which have fiscal years ending on December 31, the Board of Directors has determined that the Registrant's use of the prior fiscal year end of December 31 would provide more meaningful financial information to investors. On September 30, 2002, the Registrant had not merged with Crystalix USA Group, Inc., had not changed its name and state of domicile, had not acquired the Lazer-Tek entities, and had not conducted operations since June 2002.

Accordingly the Registrant will not file a report on Form 10-KSB for the year ended September 30, 2002. The Registrant expects to file a report on Form 10-KSB for the year ending December 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CRYSTALIX GROUP INTERNATIONAL, INC.



                                             By /s/ Armin Van Damme
                                               ---------------------------------
                                               Armin Van Damme, President


Date: January 16, 2003




                                  END OF FILING